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                                                                    Exhibit 10.3

                                                                 [COMERICA LOGO]

                                  CONFIRMATION

Date:    July 11, 2006

To:      Joe Scarano

         WCA Waste Corporation

         Phone: (713) 292-2410

         Fax: (713) 292-2455

From:    COMERICA BANK

Subject: Swap Transaction (Ref: SW1242)

      The purpose of this communication is to set forth the terms and conditions of the swap transaction entered into on the Trade Date referred to below (the "Swap Transaction@"), between COMERICA BANK ("Party A") and WCA WASTE CORPORATION ("Party B"). This communication constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

      This confirmation supplements, forms part of, and is subject to, the Master Agreement, which you have already received, between Party A and Party B (the "Swap Agreement"). All provisions contained in, or incorporated by reference to such Swap Agreement shall govern this Confirmation except as expressly modified below.

      Party A and Party B each represent that entering into the Swap Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party, and it has reached its own conclusions about the Swap Transaction, and any legal, regulatory, tax, accounting or economic consequences arising from the Swap Transaction, and has concluded that the Swap Transaction is suitable in light of its own evaluation of the Swap Transaction and its own financial capabilities and sophistication.

      This Confirmation incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions"). In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                       COMERICA BANK

Party B:                       WCA WASTE CORPORATION

Notional Amount:               USD 150,000,000.00

Trade Date:                    July 7, 2006

Effective Date:                July 11, 2006

Termination Date:              November 1, 2010 , subject to adjustment In accordance with the Modified Following Business Day convention, with respect to a New York and London Banking Day.

FIXED AMOUNTS:

Fixed Rate Payer:              WCA WASTE CORPORATION
                               (Party B)

Fixed Rate Payer Payment       The last Business Day of March, June, September and December,
Dates [or, Period End Dates,   commencing September 29, 2006 , to and including September 30,
if Delayed Payment or          2010 and the Termination Date, subject to adjustment in
Early Payment applies:]        accordance with the Modified Following Business Day
                               convention, with respect to a New York Banking Day.

Fixed Rate:                    5.64%

Fixed Rate Day

Count Fraction:                Actual / 360

FLOATING AMOUNTS:

Floating Rate Payer:           COMERICA BANK
                               [Party A]

Floating Rate Payer Payment    The last Business Day of March, June, September and December, commencing
Dates [or, Period End Dates,   September 29, 2006 , to and including September 30, 2010 and the Termination
if Delayed Payment or          Date, subject to adjustment in accordance with the Modified Following Business
Early Payment applies]:        Day convention, with respect to a New York Banking Day.

Floating Rate for initial

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

Period:                        5.51%

Floating Rate Option:          USD-LIBOR-BBA

Designated Maturity:           3 months with the exception of the final Calculation
                               Period which will be a Linear Interpolation

Floating Rate Spread:          N/A

Floating Rate Day
Count Fraction:                Actual / 360

Reset Dates:                   The first day of each Floating Rate Payer Calculation
                               Period

CALCULATION AGENT:             Comerica Bank

OFFICES:                       Party A is not a Multi branch Party

                               Party B is not a Multi branch Party

OTHER PROVISIONS:

PAYMENT INSTRUCTIONS FOR
PARTY A:                       COMERICA CHECKING ACCOUNT:
                               #

PAYMENT INSTRUCTIONS FOR
PARTY B:                       COMERICA CHECKING ACCOUNT:
                                #

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

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Swap Transaction by signing in the space provided below and sending a copy of the executed Confirmation by fax (248-371-6801).

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                         CONFIRMED:

COMERICA BANK                            WCA WASTE CORPORATION

By: /s/ Michael D. Burck                 By: /s/ Kevin D. Mitchell
    ------------------------                 -----------------------------------
Name:    Michael D. Burck                Name:  Kevin D. Mitchell
Title:   Vice President                  Title:  Vice President and Controller

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